Exhibit 99.1

NEWS RELEASE

The Manitowoc Company Announces Execution of Senior Management Succession Plan

MANITOWOC, Wis. - January 6, 2015 - The Manitowoc Company, Inc. (NYSE: MTW) today announced several management team transitions in line with the company’s long-term succession planning process.
Eric Etchart, who has served as president of Manitowoc Cranes for the past nearly eight years, will move to a new role as senior vice president, business development of The Manitowoc Company effective immediately. Larry Weyers will succeed Mr. Etchart as president of Manitowoc Cranes. Mr. Weyers has most recently served as global executive vice president for Manitowoc Cranes. Since joining the company in 1998, he has held various executive management positions at Manitowoc, including executive vice president of Crane Care.
“Eric has played an integral role in enhancing Manitowoc’s leadership globally. His leadership has helped position the Crane segment as a market leader evidenced by the segment’s ability to deliver innovative products and technologies, execute operational excellence initiatives and expand its global footprint. In his new role, Eric will leverage his multi-faceted expertise and understanding of our customers to expand our business development efforts at an enterprise level. With a planned retirement in the coming years, this transition will allow him to replicate his successes going forward,” commented Glen Tellock, chairman and chief executive officer of The Manitowoc Company. “At the same time, we are pleased to announce the appointment of Larry Weyers to segment president of Manitowoc Cranes. Mr. Weyers’ proven leadership, deep knowledge of the global crane market, and ability to execute on operational goals will undoubtedly support our Crane segment’s ongoing success.”
In addition, Manitowoc has announced the planned retirement of Mark Beffel, vice president, operational excellence effective February 2. Josef Matosevic will assume the role of senior vice president of global operational excellence of The Manitowoc Company and will lead the company’s manufacturing, quality, and safety initiatives upon Mr. Beffel’s retirement.
“We want to thank Mark for his contributions to Manitowoc during his tenure. His commitment to our long-term strategy has further advanced our cost optimization goals. As executive vice president of global manufacturing - Cranes, Josef has worked closely with our regional and functional teams worldwide to ensure efficient and cost-effective execution of these strategies, making him the ideal person to lead our efforts going forward,” continued Mr. Tellock. “Our deep management bench and longstanding succession planning process provide a solid foundation to ensure a smooth transition and execution of our long-term strategy.”
About The Manitowoc Company, Inc.
Founded in 1902, The Manitowoc Company, Inc. is a multi-industry, capital goods manufacturer with over 100 manufacturing, distribution, and service facilities in 24 countries. The company is recognized globally as one of the premier innovators and providers of crawler cranes, tower cranes, and mobile cranes for the heavy construction industry, which are complemented by a slate of industry-leading product support services. In addition, Manitowoc is one of the world’s leading innovators and manufacturers of commercial foodservice equipment, which includes 24 market-leading brands of hot- and cold-focused equipment. In 2013, Manitowoc’s revenues totaled $4.0 billion, with more than half of these revenues generated outside of the United States.
Forward-looking Statements
This press release includes "forward-looking statements" intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as "intends," "expects," "anticipates," "targets," "estimates," and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	the ability to significantly improve profitability;

•	the ability to direct resources to those areas that will deliver the highest returns;

•	uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;

•	the ability to focus on the customer, new technologies, and innovation;

•	the ability to focus and capitalize on product quality and reliability;

•	the ability to increase operational efficiencies across each of Manitowoc’s business segments and to capitalize on those efficiencies;

•	the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;

•	the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;

•	the ability to convert order and order activity into sales and the timing of those sales;

•	pressure of financing leverage;

•	matters impacting the successful and timely implementation of ERP systems;

•	foreign currency fluctuations and their impact on reported results and hedges in place with Manitowoc;

•	changes in raw material and commodity prices;

•	unexpected issues associated with the quality of materials and components sourced from third parties and the resolution of those issues;

•	unexpected issues associated with the availability and viability of suppliers;

•	the risks associated with growth;

•	geographic factors and political and economic conditions and risks;

•	actions of competitors;

•	changes in economic or industry conditions generally or in the markets served by Manitowoc;

•
unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment; changes in demand for lifting equipment and foodservice equipment in emerging economies, and changes in demand for used lifting equipment and foodservice equipment;

•	global expansion of customers;

•	the replacement cycle of technologically obsolete cranes;

•	the ability of Manitowoc's customers to receive financing;

•
foodservice equipment replacement cycles in national accounts and global chains, including unanticipated issues associated with refresh/renovation plans by national restaurant accounts and global chains;

•	efficiencies and capacity utilization of facilities;

•
issues relating to the ability to timely and effectively execute on manufacturing strategies, including issues relating to new plant start-ups, plant closings, and/or consolidations of existing facilities and operations;

•	issues related to workforce reductions and subsequent rehiring;

•	work stoppages, labor negotiations, labor rates, and temporary labor costs;

•	government approval and funding of projects and the effect of government-related issues or developments;

•	the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, joint ventures, and other strategic alternatives;

•	realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those savings, synergies, and options;

•	unanticipated issues affecting the effective tax rate for the year;

•	unanticipated changes in the capital and financial markets;

•	risks related to actions of activist shareholders;

•	changes in laws throughout the world;

•	natural disasters disrupting commerce in one or more regions of the world;

•	risks associated with data security and technological systems and protections;

•	acts of terrorism; and

•	risks and other factors cited in Manitowoc's filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
For more information:
Thomas G. Musial
Senior Vice President, Human Resources and Administration
920-652-1738